UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2014 (April 23, 2014)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

3801 Old Greenwood Road
Fort Smith, Arkansas	72903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 23, 2014, the annual meeting of stockholders of Arkansas Best Corporation (the “Company”) was held, at which meeting five proposals were passed by stockholders.

Matters voted on by stockholders included the following:

(i) the election of directors to the Company’s Board of Directors until the 2015 annual stockholders meeting;

(ii) the ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014;

(iii) the annual advisory vote on the compensation of the Company’s named executive officers;

(iv) the approval of the Second Amendment to the 2005 Ownership Incentive Plan; and

(v)  the approval of material plan terms of the 2005 Ownership Incentive Plan, as amended, for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code.

The results of the stockholders’ votes are reported below.

(i)                                     The following directors were elected by the indicated vote:

Directors	Votes For	Votes Withheld	Broker Non-Votes
John W. Alden	15,281,754	6,318,771	2,288,896
Fred A. Allardyce	20,909,985	690,540	2,288,896
William M. Legg	19,713,651	1,886,874	2,288,896
Judy R. McReynolds	21,353,543	246,982	2,288,896
John H. Morris	19,712,013	1,888,512	2,288,896
Craig E. Philip	19,674,653	1,925,872	2,288,896
Steven L. Spinner	21,039,752	560,773	2,288,896
Janice E. Stipp	21,080,215	520,310	2,288,896
Robert A. Young III	21,203,079	397,446	2,288,896

(ii)                                  The ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014:

Votes for	19,698,271
Votes Against	4,169,983
Votes Abstained	21,167
Broker Non-Votes	0

(iii)                               The annual advisory vote on the compensation of the Company’s named executive officers:

Votes for	21,133,126
Votes Against	437,751
Votes Abstained	29,648
Broker Non-Votes	2,288,896

(iv)                              The approval of the Second Amendment to the 2005 Ownership Incentive Plan:

Votes for	19,272,295
Votes Against	2,304,703
Votes Abstained	23,527
Broker Non-Votes	2,288,896

(v)                                 The approval of material plan terms of the 2005 Ownership Incentive Plan, as amended, for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code:

Votes for	19,838,716
Votes Against	1,741,344
Votes Abstained	20,465
Broker Non-Votes	2,288,896

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION
(Registrant)

Date:	April 28, 2014	/s/ Michael R. Johns
Michael R. Johns,
Vice President – General Counsel and
Corporate Secretary